EXHIBIT 99.1



News                                   General Motors
                                       Corporation           GM Communications
                                                             Detroit, Mich., USA
                                                             media.gm.com
For Release: 1:45 p.m. ET
January 3, 2008

                     GM Reports 323,453 December Deliveries;
                       3.87 Million Vehicles Sold in 2007

o  December Retail Sales up 1.5 Percent; Retail Car Deliveries Up 15 Percent
o  Combined Retail Share For The Past Five Months Up Year-Over-Year
o Chevrolet Malibu Retail Sales Up 99 Percent; Cadillac CTS Up 51 Percent In December
o Enclave, OUTLOOK and Acadia Crossovers Exceed 14,000 Retail Sales In December; GM's Mid-Utility Crossover Segment Up 275 Percent
o  Dealer Inventories Down 147,000 Vehicles Year-Over-Year

DETROIT - GM dealers in the United States delivered 323,453 vehicles in December, down 5 percent compared with a year ago. With 257,469 retail vehicle deliveries, retail sales for the month were up 1.5 percent.

GM delivered 3.87 million vehicles in 2007, down 6 percent compared with 2006. GM's retail market share is anticipated to be flat for the year, with daily rental share down significantly, as planned.

"We've executed our Go-to-Market strategy throughout the year, and the results show stabilized retail share and net price, reduced daily rentals, improved residual values, smaller inventories and outstanding launch vehicle performance," said Mark LaNeve, GM North America vice president, Vehicle Sales, Service and Marketing. "Growing our share in key car segments is integral to our strategy. The retail performance of the new Chevrolet Malibu and Cadillac CTS, Saturn AURA, Pontiac G6 and the fuel-efficient Chevrolet Aveo, Cobalt and Pontiac G5, demonstrates the enthusiasm customers have for these outstanding vehicles."


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


December Performance Highlights:

o Chevrolet, Pontiac, Buick, GMC and Saturn divisions saw retail increases year-over-year
o GM's retail car deliveries increased 15 percent based on the strength of the all-new Chevrolet Malibu, 2008 Cadillac CTS and fuel-efficient Chevrolet Aveo, Cobalt, Pontiac G5 and G6. Aveo sales were up 82 percent
o Chevrolet Impala and Malibu combined were 24,000 retail sales, the best Chevrolet mid-car month since July 2006
o Enclave, OUTLOOK and Acadia crossovers exceeded 14,000 retail sales; GM's mid-utility crossover segment was up 275 percent. Enclave had a record month.
o Chevrolet Silverado, Avalanche and GMC Sierra full-size pickups built retail market share with more than 69,000 vehicles sold
o Retail vehicles, as a percent of total deliveries, increased more than 5 percentage points to 80 percent
o  Dealer inventories were down 147,000 vehicles year-over-year

"The Malibu, CTS and Enclave have some of the fastest turn rates in the industry and we've seen Malibu retail sales increase nearly 100 percent compared with a year ago," LaNeve added. "I was particularly encouraged to see that even though we doubled Malibu sales and basically sold them as soon as they hit dealer lots, the Impala also had a terrific month. More and more customers are realizing that the best mid-car values are no longer at an import dealership."

2007 Performance Highlights:

o  Dealer inventories were at their lowest level going into January in 13 years
o  GMC and Saturn divisions had total and retail increases for the year
o Enclave, OUTLOOK and Acadia crossovers exceeded 122,000 retail sales; GM's mid-utility crossover segment was up 333 percent retail


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


o Daily rental sales were reduced 108,000 vehicles; GM was at its lowest level of daily rental sales in 9 years (about 596,000 vehicles), while significantly boosting content and resale value. Commercial/government fleet sales were up about 5,000 vehicles
o  Anticipated retail share stabilized at about 21 percent
o Retail vehicles, as a percentage of total deliveries, increased 1 percentage point to 74 percent

"The Chevrolet Tahoe Hybrid and Malibu, Buick Enclave and Cadillac CTS have been named finalists in the North America Car and Truck of the Year Awards, so our vehicles are being recognized as world-class," LaNeve said. "While we've seen a challenging market in 2007, we are offering shoppers the best products and value available. A shining example is Saturn's roughly 12-percent retail increase in 2007, being driven by the AURA, SKY, VUE and OUTLOOK. We believe the industry will be much more resilient than many forecasts and look forward to 2008."

Quality, reliability and durability (QRD) remain key factors for customers when purchasing a new vehicle. GM's 5 Year/100,000 Mile Powertrain Limited Warranty continues to make GM a better choice for customers. GM's coverage focuses on the complete ownership experience and includes other provisions that competitors do not offer, including transferability to the next owner, more complete coverage of parts, and coverage for new and certified used vehicles. In addition, GM offers superior complementary programs, such as courtesy transportation and roadside assistance.


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


Certified Used Vehicle Sales

December 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 35,930 vehicles, down 14 percent from last December.

GM Certified Used Vehicles, the industry's top-selling certified brand, posted December sales of 30,375 vehicles, down 15 percent. Cadillac Certified Pre-Owned Vehicles sold 3,369 vehicles, down 15 percent. Saturn Certified Pre-Owned Vehicles sold 1,564 vehicles, up 16 percent. Saab Certified Pre-Owned Vehicles sold 480 vehicles, down 18 percent, and HUMMER Certified Pre-Owned Vehicles sold 142 vehicles, up 9 percent.

Total 2007 sales for all certified GM brands were 516,039 vehicles, down 1 percent. Annual sales for GM Certified Used Vehicles were 451,565 units, up 1 percent from its category-leading sales results in 2006, while Chevrolet again finished the year as the industry's top-selling single-make certified used vehicle brand.

Cadillac Certified Pre-Owned Vehicles finished 2007 with sales of 38,777 vehicles, down 8 percent from 2006. Saab Certified Pre-Owned Vehicles sold 7,348 vehicles, down 12 percent, while Saturn Certified Pre-Owned Vehicles sold 17,008 vehicles, down 12 percent, and HUMMER Certified Pre-Owned Vehicles sold 1,341 vehicles in 2007, a 33 percent increase.

"In a challenging sales environment, GM Certified finished 2007 as the industry's top-selling manufacturer-certified brand for the sixth consecutive year, while Chevrolet again ranked as the industry's top-selling single-line make certified used brand," said LaNeve.


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


"GM's reduction in sales to daily rental customers in 2006 and 2007 will have an impact on the GM Certified business in 2008, since daily rental buy-backs have long been a primary source of GM Certified inventory for dealers," LaNeve added. "However, GM Certified shoppers can look forward to finding better-equipped cars and trucks to choose from as higher-contented off-rent vehicles make their way into GM Certified inventory this year."

GM North America Reports December and Fourth-Quarter 2007 Production, 2008 First-Quarter Production Forecast Unchanged at 950,000 Vehicles

In December, GM North America produced 252,000 vehicles (71,000 cars and 181,000 trucks). This is down 66,000 units or 21 percent compared to December 2006 when the region produced 318,000 vehicles (124,000 cars and 194,000 trucks). (Production totals include joint venture production of 15,000 vehicles in December 2007 and 16,000 vehicles in December 2006.)

GM North America built 1.042 million vehicles (358,000 cars and 684,000 trucks) in the fourth-quarter of 2007. This is down 65,000 vehicles or 6 percent compared to fourth-quarter of 2006 when the region produced 1.107 million vehicles (446,000 cars and 661,000 trucks). Additionally, the region's 2008 first-quarter production forecast remains unchanged at 950,000 vehicles (344,000 cars and 606,000 trucks).

Note: Production data is preliminary and subject to change. Additional production information can be found on the GM Investor Relations website: http://www.gm.com/corporate/investor_information/sales_prod

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 274,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.


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


Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.


                                      # # #


 CONTACT(S):

 John McDonald (Sales)
 GM Sales & Marketing Communications
 313-667-3714 (office)
 313-418-2139 (mobile)
 john.m.mcdonald@gm.com

 Pam Reese (Production)
 GM Manufacturing & Labor Communications
 248-753-2272 (office)
 586-246-8683 (mobile)
 pam.reese@gm.com

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               December                 January - December
                      ---------------------------------------------------------
 Curr S/D:   26                          % Chg
 Prev S/D:   26         2007     2006   per S/D     2007      2006     %Chg
-------------------------------------------------------------------------------
Vehicle Total         323,453   341,327   -5.2  3,866,620  4,124,645    -6.3
-------------------------------------------------------------------------------
Car Total             116,583   129,585  -10.0  1,489,413  1,625,376    -8.4
-------------------------------------------------------------------------------
Truck Total           206,870   211,742   -2.3  2,377,207  2,499,269    -4.9
-------------------------------------------------------------------------------
Light Truck Total     203,254   204,916   -0.8  2,333,198  2,439,965    -4.4
-------------------------------------------------------------------------------
Light Vehicle Total   319,837   334,501   -4.4  3,822,611  4,065,341    -6.0
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                               December                 January - December
                      ---------------------------------------------------------
                                         % Chg
                        2007     2006   per S/D     2007      2006      %Chg
-------------------------------------------------------------------------------
Buick                  14,400    15,986   -9.9    185,791    240,657   -22.8
Cadillac               21,436    22,715   -5.6    214,726    227,014    -5.4
Chevrolet             185,626   194,369   -4.5  2,265,641  2,415,428    -6.2
GMC                    45,503    41,770    8.9    505,746    481,222     5.1
HUMMER                  5,333     6,928  -23.0     55,986     71,524   -21.7
Oldsmobile                  0         0  ***.*          0         96   ***.*
Other - Isuzu               0     2,566  ***.*      7,906     15,751   -49.8
Pontiac                30,211    32,772   -7.8    358,022    410,229   -12.7
Saab                    2,748     3,535  -22.3     32,711     36,349   -10.0
Saturn                 18,196    20,686  -12.0    240,091    226,375     6.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                   108,088   121,797  -11.3  1,390,731  1,525,304    -8.8
-------------------------------------------------------------------------------
Light Truck           203,254   204,916   -0.8  2,333,198  2,439,965    -4.4
-------------------------------------------------------------------------------

Twenty-Six selling days for the December period this year and twenty-Six for last year.


* Prior to Aug '07, includes American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors, Inc. Effective Aug '07, GM only includes GMC & Chevrolet dealer sales of commercial vehicles distributed by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 December               January - December
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     26      26
-------------------------------------------------------------------------------
Century                        0       1   ***.*         5         83   -94.0
LaCrosse                   3,540   4,676   -24.3    47,747     71,072   -32.8
LeSabre                        0      33   ***.*       121      2,313   -94.8
Lucerne                    5,822   5,694     2.2    82,923     96,515   -14.1
Park Avenue                    0       2   ***.*        26         51   -49.0
Regal                          0       0   ***.*         0         30   ***.*
      Buick Total          9,362  10,406   -10.0   130,822    170,064   -23.1
-------------------------------------------------------------------------------
CTS                        6,777   4,822    40.5    57,029     54,846     4.0
DeVille                        0      23   ***.*        71        807   -91.2
DTS                        4,238   4,955   -14.5    51,469     58,224   -11.6
Seville                        0       0   ***.*         0          9   ***.*
STS                        2,315   2,450    -5.5    20,873     25,676   -18.7
XLR                          128     286   -55.2     1,750      3,203   -45.4
      Cadillac Total      13,458  12,536     7.4   131,192    142,765    -8.1
-------------------------------------------------------------------------------
Aveo                       6,323   3,992    58.4    67,028     58,244    15.1
Cavalier                       0       5   ***.*        57        355   -83.9
Classic                        0       0   ***.*        17         18    -5.6
Cobalt                    17,591  13,605    29.3   200,620    211,449    -5.1
Corvette                   2,914   3,081    -5.4    33,685     36,518    -7.8
Impala                    17,800  26,160   -32.0   311,128    289,868     7.3
Malibu                    12,172  11,406     6.7   128,312    163,853   -21.7
Monte Carlo                  404   2,416   -83.3    15,784     34,113   -53.7
SSR                            3     105   -97.1       244      3,803   -93.6
      Chevrolet Total     57,207  60,770    -5.9   756,875    798,221    -5.2
-------------------------------------------------------------------------------
Alero                          0       0   ***.*         0         67   ***.*
      Oldsmobile Total         0       0   ***.*         0         67   ***.*
-------------------------------------------------------------------------------
Bonneville                     0      35   ***.*       130      1,160   -88.8
G5                         2,509   1,621    54.8    27,928      7,902   253.4
G6                        17,107  13,804    23.9   150,001    157,644    -4.8
Grand Am                       0      17   ***.*        99        828   -88.0
Grand Prix                 3,499   8,697   -59.8    87,622    108,634   -19.3
GTO                           16     897   -98.2     4,200     11,268   -62.7
Solstice                   1,286   1,349    -4.7    16,779     19,710   -14.9
Sunfire                        0       7   ***.*        39        853   -95.4
Vibe                       3,345   2,534    32.0    37,170     45,221   -17.8
      Pontiac Total       27,762  28,961    -4.1   323,968    353,220    -8.3
-------------------------------------------------------------------------------
9-2X                           0      77   ***.*       118      1,435   -91.8
9-3                        1,773   2,135   -17.0    22,979     24,134    -4.8
9-5                          383     687   -44.3     4,357      4,991   -12.7
      Saab Total           2,156   2,899   -25.6    27,454     30,560   -10.2
-------------------------------------------------------------------------------
Aura                       5,319   5,841    -8.9    59,964     19,746   203.7
ION                          676   7,162   -90.6    47,873    102,042   -53.1
Saturn L Series                0       0   ***.*         2         20   -90.0
Sky                          643   1,010   -36.3    11,263      8,671    29.9
      Saturn Total         6,638  14,013   -52.6   119,102    130,479    -8.7
-------------------------------------------------------------------------------
      GM Total           116,583 129,585   -10.0 1,489,413  1,625,376    -8.4
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       108,088 121,797   -11.3 1,390,731  1,525,304    -8.8
-------------------------------------------------------------------------------
GM Import                  8,495   7,788     9.1    98,682    100,072    -1.4
-------------------------------------------------------------------------------
      GM Total           116,583 129,585   -10.0 1,489,413  1,625,376    -8.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 December               January - December
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     26      26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total                9,362  10,406   -10.0   130,822    170,064   -23.1
Cadillac Total            13,458  12,536     7.4   131,192    142,765    -8.1
Chevrolet Total           50,884  56,778   -10.4   689,847    739,977    -6.8
Oldsmobile Total               0       0   ***.*         0         67   ***.*
Pontiac Total             27,746  28,064    -1.1   319,768    341,952    -6.5
Saturn Total               6,638  14,013   -52.6   119,102    130,479    -8.7
      GM North America
        Total            108,088 121,797   -11.3 1,390,731  1,525,304    -8.8
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Chevrolet Total            6,323   3,992    58.4    67,028     58,244    15.1
Pontiac Total                 16     897   -98.2     4,200     11,268   -62.7
Saab Total                 2,156   2,899   -25.6    27,454     30,560   -10.2
      GM Import Total      8,495   7,788     9.1    98,682    100,072    -1.4
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total               14,400  15,986    -9.9   185,791    240,657   -22.8
Cadillac Total            21,436  22,715    -5.6   214,726    227,014    -5.4
Chevrolet Total          185,626 194,369    -4.5 2,265,641  2,415,428    -6.2
GMC Total                 45,503  41,770     8.9   505,746    481,222     5.1
HUMMER Total               5,333   6,928   -23.0    55,986     71,524   -21.7
Oldsmobile Total               0       0   ***.*         0         96   ***.*
Other-Isuzu Total              0   2,566   ***.*     7,906     15,751   -49.8
Pontiac Total             30,211  32,772    -7.8   358,022    410,229   -12.7
Saab Total                 2,748   3,535   -22.3    32,711     36,349   -10.0
Saturn Total              18,196  20,686   -12.0   240,091    226,375     6.1
      GM Total           323,453 341,327    -5.2 3,866,620  4,124,645    -6.3
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 December               January - December
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     26      26
-------------------------------------------------------------------------------
Enclave                    4,726       0   ***.*    29,286          0   ***.*
Rainier                      104     761   -86.3     4,819     12,691   -62.0
Rendezvous                    37   4,101   -99.1    15,295     45,954   -66.7
Terraza                      171     718   -76.2     5,569     11,948   -53.4
      Total Buick          5,038   5,580    -9.7    54,969     70,593   -22.1
-------------------------------------------------------------------------------
Escalade                   3,352   4,789   -30.0    36,654     39,017    -6.1
Escalade ESV               1,533   2,163   -29.1    16,370     16,170     1.2
Escalade EXT                 610   1,091   -44.1     7,967      7,019    13.5
SRX                        2,483   2,136    16.2    22,543     22,043     2.3
      Total Cadillac       7,978  10,179   -21.6    83,534     84,249    -0.8
-------------------------------------------------------------------------------
Astro                          0      14   ***.*        25        386   -93.5
C/K Suburban(Chevy)        6,773   8,124   -16.6    83,673     77,211     8.4
Chevy C/T Series              20      30   -33.3       273        315   -13.3
Chevy W Series               275     320   -14.1     2,758      2,937    -6.1
Colorado                   5,410   7,858   -31.2    75,716     93,876   -19.3
Equinox                    7,704   9,178   -16.1    89,552    113,888   -21.4
Express Cutaway/G Cut      2,390   1,455    64.3    20,745     19,822     4.7
Express Panel/G Van        7,243   7,456    -2.9    77,375     85,516    -9.5
Express/G Sportvan         1,434     980    46.3    16,610     17,857    -7.0
HHR                        9,650   5,578    73.0   105,175    101,298     3.8
Kodiak 4/5 Series          1,014   1,096    -7.5     9,848     11,955   -17.6
Kodiak 6/7/8 Series          245     362   -32.3     2,410      3,689   -34.7
S/T Blazer                     0       1   ***.*         7        114   -93.9
S/T Pickup                     0       0   ***.*         0          4   ***.*
Tahoe                     11,351  15,261   -25.6   146,256    161,491    -9.4
Tracker                        0       0   ***.*         0         11   ***.*
TrailBlazer               12,072  12,354    -2.3   134,626    174,797   -23.0
Uplander                   4,177   4,388    -4.8    69,885     58,699    19.1
Venture                        0       2   ***.*        25        196   -87.2
................................................................................
      Avalanche            5,101   6,746   -24.4    55,550     57,076    -2.7
      Silverado-C/K
        Pickup            53,560  52,396     2.2   618,257    636,069    -2.8
Chevrolet Fullsize
  Pickups                 58,661  59,142    -0.8   673,807    693,145    -2.8
................................................................................
      Chevrolet Total    128,419 133,599    -3.9 1,508,766  1,617,207    -6.7
-------------------------------------------------------------------------------
Acadia                     7,393     480   ***.*    72,765        480   ***.*
Canyon                     1,437   2,000   -28.2    20,888     23,979   -12.9
Envoy                      3,937   5,176   -23.9    48,586     74,452   -34.7
GMC C/T Series                26      30   -13.3       226        255   -11.4
GMC W Series                 903     933    -3.2     4,721      5,879   -19.7
Safari (GMC)                   0       0   ***.*        13         56   -76.8
Savana Panel/G Classic     1,422   1,359     4.6    15,181     17,276   -12.1
Savana Special/G Cut         435     393    10.7     8,518     10,162   -16.2
Savana/Rally                 190     242   -21.5     2,007      2,535   -20.8
Sierra                    19,782  17,541    12.8   208,243    210,736    -1.2
Topkick 4/5 Series           481     796   -39.6     8,929     10,730   -16.8
Topkick 6/7/8 Series         652     693    -5.9     6,938      7,793   -11.0
Yukon                      5,162   7,075   -27.0    63,428     71,476   -11.3
Yukon XL                   3,683   5,052   -27.1    45,303     45,413    -0.2
      GMC Total           45,503  41,770     8.9   505,746    481,222     5.1
-------------------------------------------------------------------------------
HUMMER H1                      3      29   -89.7       125        365   -65.8
HUMMER H2                  1,150   1,662   -30.8    12,431     17,107   -27.3
HUMMER H3                  4,180   5,237   -20.2    43,430     54,052   -19.7
      HUMMER Total         5,333   6,928   -23.0    55,986     71,524   -21.7
-------------------------------------------------------------------------------
Bravada                        0       0   ***.*         0         19   ***.*
Silhouette                     0       0   ***.*         0         10   ***.*
      Oldsmobile Total         0       0   ***.*         0         29   ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series           0     359   ***.*     1,116      1,704   -34.5
Other-Isuzu H Series           0      11   ***.*        61        125   -51.2
Other-Isuzu N Series           0   2,196   ***.*     6,729     13,922   -51.7
      Other-Isuzu Total        0   2,566   ***.*     7,906     15,751   -49.8
-------------------------------------------------------------------------------
Aztek                          0       3   ***.*        25        347   -92.8
Montana                        0      10   ***.*        26        388   -93.3
Montana SV6                   28     335   -91.6     1,359     13,100   -89.6
Torrent                    2,421   3,463   -30.1    32,644     43,174   -24.4
      Pontiac Total        2,449   3,811   -35.7    34,054     57,009   -40.3
-------------------------------------------------------------------------------
9-7X                         592     636    -6.9     5,257      5,789    -9.2
      Saab Total             592     636    -6.9     5,257      5,789    -9.2
-------------------------------------------------------------------------------
Outlook                    3,157     144   ***.*    34,748        144   ***.*
Relay                         73     416   -82.5     1,474      7,171   -79.4
VUE                        8,328   6,113    36.2    84,767     88,581    -4.3
      Saturn Total        11,558   6,673    73.2   120,989     95,896    26.2
-------------------------------------------------------------------------------
      GM Total           206,870 211,742    -2.3 2,377,207  2,499,269    -4.9
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       205,856 208,930    -1.5 2,365,448  2,480,250    -4.6
-------------------------------------------------------------------------------
GM Import                  1,014   2,812   -63.9    11,759     19,019   -38.2
-------------------------------------------------------------------------------
      GM Total           206,870 211,742    -2.3 2,377,207  2,499,269    -4.9
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       203,254 204,916    -0.8 2,333,198  2,439,965    -4.4
-------------------------------------------------------------------------------
GM Import                      0       0   ***.*         0          0   ***.*
-------------------------------------------------------------------------------
      GM Total           203,254 204,916    -0.8 2,333,198  2,439,965    -4.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 December               January - December
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     26      26
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total                5,038   5,580    -9.7    54,969     70,593   -22.1
Cadillac Total             7,978  10,179   -21.6    83,534     84,249    -0.8
Chevrolet Total          128,225 133,353    -3.8 1,506,833  1,615,045    -6.7
GMC Total                 44,683  41,004     9.0   502,051    476,491     5.4
HUMMER Total               5,333   6,928   -23.0    55,986     71,524   -21.7
Oldsmobile Total               0       0   ***.*         0         29   ***.*
Other-Isuzu Total              0     766   ***.*     1,775      3,625   -51.0
Pontiac Total              2,449   3,811   -35.7    34,054     57,009   -40.3
Saab Total                   592     636    -6.9     5,257      5,789    -9.2
Saturn Total              11,558   6,673    73.2   120,989     95,896    26.2
      GM North America
        Total*           205,856 208,930    -1.5 2,365,448  2,480,250    -4.6
-------------------------------------------------------------------------------
Chevrolet Total              194     246   -21.1     1,933      2,162   -10.6
GMC Total                    820     766     7.0     3,695      4,731   -21.9
Other-Isuzu Total              0   1,800   ***.*     6,131     12,126   -49.4
      GM Import Total      1,014   2,812   -63.9    11,759     19,019   -38.2
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total                5,038   5,580    -9.7    54,969     70,593   -22.1
Cadillac Total             7,978  10,179   -21.6    83,534     84,249    -0.8
Chevrolet Total          126,865 131,791    -3.7 1,493,477  1,598,311    -6.6
GMC Total                 43,441  39,318    10.5   484,932    456,565     6.2
HUMMER Total               5,333   6,928   -23.0    55,986     71,524   -21.7
Oldsmobile Total               0       0   ***.*         0         29   ***.*
Pontiac Total              2,449   3,811   -35.7    34,054     57,009   -40.3
Saab Total                   592     636    -6.9     5,257      5,789    -9.2
Saturn Total              11,558   6,673    73.2   120,989     95,896    26.2
      GM North America
        Total*           203,254 204,916    -0.8 2,333,198  2,439,965    -4.4
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total                5,038   5,580    -9.7    54,969     70,593   -22.1
Cadillac Total             7,978  10,179   -21.6    83,534     84,249    -0.8
Chevrolet Total          126,865 131,791    -3.7 1,493,477  1,598,311    -6.6
GMC Total                 43,441  39,318    10.5   484,932    456,565     6.2
HUMMER Total               5,333   6,928   -23.0    55,986     71,524   -21.7
Oldsmobile Total               0       0   ***.*         0         29   ***.*
Pontiac Total              2,449   3,811   -35.7    34,054     57,009   -40.3
Saab Total                   592     636    -6.9     5,257      5,789    -9.2
Saturn Total              11,558   6,673    73.2   120,989     95,896    26.2
      GM Total           203,254 204,916    -0.8 2,333,198  2,439,965    -4.4
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 1/03/08



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2007 Q4 # *     358     684   1,042    457      254     625      2,378    11    45      323
O/(U) prior
forecast:@        8       9      17      5       (3)      6         25     0     0        6
              -----   -----   -----  -----      ---     ---      -----    --   ---

2008 Q1 # *     344     606     950    484      249     604      2,287    13    43      335
O/(U) prior
forecast:@        0       0       0     10       (8)      0          2     0     0       (1)
              -----   -----   -----  -----      ---     ---      -----    --   ---
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---  ------  ------  ----   -------   -----  ---------   ---- -----
     2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----  ------  -----      ---   -----      -----   ---   ---
      CY      2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

     2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---   -----      -----   ---   ---
      CY      2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

     2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----   ---   ---    -----
      CY      1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

     2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----   ---   ---    -----
      CY      1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

     2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----   ---   ---      ---
      CY      1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

     2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr.        367     653   1,020    396      251     489      2,156    11    39      252
4th Qtr. #      358     684   1,042    457      254     625      2,378    11    45      323
              -----   -----   -----  -----      ---   -----      -----   ---   ---    -----
      CY      1,526   2,741   4,267  1,828      960   2,229      9,284    49   161    1,126

     2008
1st Qtr. # *    344     606     950    484      249     604      2,287    13    43      335
              ---------------------  -----      ---   -----      -----

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.